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                                      Rule 497(e) File Nos. 33-6540 and 811-5033


Supplement

DATED JULY 28, 2000 TO
PROSPECTUS DATED MAY 1, 2000

CITIFUNDS(R) SHORT-TERM U.S. GOVERNMENT INCOME PORTFOLIO

Effective Friday, July 14, 2000, the front-end sales charge on shares of the Fund will be waived.

In addition, effective September 11, 2000, exchanges into certain of the CitiFunds or other mutual funds previously available for exchange will no longer be allowed. Please consult your Service Agent for more information.